Sportswear CFO Commentary and Fin anc1a I Review a 2 2 October 30, 2024 Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD PFAS in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date perfluoroalkyl and polyfluoroalkyl substances

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S

• • • • •

• • • • (dollars in millions, except per share amounts) Q3'24 Q3'23 Change Net Sales $931.8 $985.7 -5% Gross margin 50.2% 48.7% +150 bps SG&A percent of net sales 38.8% 35.7% +310 bps Operating income $112.5 $134.6 -16% Operating margin 12.1% 13.7% -160 bps Net income $90.2 $103.5 -13% Diluted EPS $1.56 $1.70 -8%

• • • • • • • • • •

• • • • • • •

Tailwinds • Other: includes benefit from lower inbound freight costs • Channel & Region Sales Mix: favorable region and channel net sales mix shift Headwinds • FX: unfavorable effects from foreign currency hedge rates • Channel profitability: reflects higher clearance and promotional activity, partially offset by favorable input costs and product mix

• • • •

• • • • • • • • • • • •

• • • • • • • • • • • •

• • • • • •

(1) Constant-currency net sales is a non-GAAP financial measure. See “References to Non-GAAP Financial Information” above for further information.

Exhibit 99.2

Columbia Sportswear Company™

CFO Commentary and Financial Review

Third Quarter 2024

October 30, 2024



FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward-looking statements in this document include: loss of key customer accounts; our ability to execute the ACCELERATE Growth Strategy; our ability to execute and realize costs savings related to our Profit Improvement Plan; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology ("IT") systems and investments in our DTC businesses; our ability to maintain the strength and security of our IT systems; the effects of unseasonable weather, including global climate change; the seasonality of our business and timing of orders; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns; unfavorable economic conditions generally; the financial health of our customers and retailer consolidation; higher than expected rates of order cancellations; changes affecting consumer demand and preferences and fashion trends; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates; our ability to attract and retain key personnel; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks; volatility in global production and transportation costs and capacity and timing; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories; our dependence on third-party manufacturers and suppliers and our ability to source at competitive prices from them or at all; the effectiveness of our sales and marketing efforts; business disruptions and acts of terrorism, cyber-attacks or military activities around the globe; intense competition in the industry; our ability to establish and protect our intellectual property; and our ability to develop innovative products. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Appendix". The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer	"+" or "up"	increased	"$##M"	in millions of U.S. dollars
DTC.com	DTC e-commerce	"-" or "down"	decreased	"$##B"	in billions of U.S. dollars
DTC B&M	DTC brick & mortar	LSD%	low-single-digit percent	c.c.	constant-currency
y/y	year-over-year	MSD%	mid-single-digit percent	M&A	mergers & acquisitions
U.S.	United States	HSD%	high-single-digit percent	FX	foreign exchange
LAAP	Latin America and Asia Pacific	LDD%	low-double-digit percent	~	approximately
EMEA	Europe, Middle East and Africa	low-20%	low-twenties percent	H#	First half, second half
SG&A	selling, general & administrative	mid-30%	mid-thirties percent	Q#	Quarter 1, 2, 3, 4
EPS	earnings per share	high-40%	high-forties percent	YTD	Year-to-date
bps	basis points			PFAS	perfluoroalkyl and polyfluoroalkyl substances

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES
Through a Diverse and Inclusive Workforce









Columbia

SOREL

MOUNTAIN HARDWEAR

prAna

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon our financial position, market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A


Columbia

Q3'24 HIGHLIGHTS

Q3'24 FINANCIAL RESULTS COMPARED TO Q3'23

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$932M	50.2%	12.1%	$1.56
-5%	+150 bps	-160 bps	-8%

Q3'24 Highlights:

- The decline in net sales primarily reflects softness in the U.S. and Canada, partially offset by strength in LAAP and EMEA.
- Operating margin pressure reflects SG&A expense deleverage on lower net sales, partially offset by higher gross margin.
- Inventories decreased 10% y/y.
- Exited the quarter with $373.9M of cash, cash equivalents and short-term investments, and no borrowings.
- On October 24, 2024, the Board of Directors authorized a $600M increase to the Company's share repurchase authorization.

Q3’24 ACTUAL VS LAST YEAR

(dollars in millions, except per share amounts)

	Q3'24	Q3'23	Change
Net Sales	$931.8	$985.7	-5%
Gross margin	50.2%	48.7%	+150 bps
SG&A percent of net sales	38.8%	35.7%	+310 bps
Operating income	$112.5	$134.6	-16%
Operating margin	12.1%	13.7%	-160 bps
Net income	$90.2	$103.5	-13%
Diluted EPS	$1.56	$1.70	-8%

Commentary on Q3’24 financial results vs last year:

- The decline in net sales reflects lower Fall ‘24 wholesale orders, as well as weak consumer demand in the U.S., partially attributable to warm weather and outdoor category headwinds.
- DTC net sales were +2%, as growth in DTC B&M was partially offset by DTC.com declines.
- The largest drivers of gross margin expansion were lower inbound freight costs and favorable channel and region sales mix, partially offset by unfavorable FX hedging rates.
- SG&A expenses were up 3% y/y due to higher DTC and incentive compensation expenses, partially offset by lower supply chain and demand creation expenses.

Q3'24 REGIONAL NET SALES PERFORMANCE

Q3'24 NET SALES AND GROWTH VS. Q3'23


CANADA
-21% (-19% c.c.)
$84M
U.S.
-10% (-10% c.c.)
$571M
EMEA
+10% (+10% c.c.)
$142M
LAAP
+17% (+18% c.c.)
$135M

Commentary below is based on constant currency performance.

U.S.

- **Wholesale: down mid-teens%**, primarily reflecting the impact of lower Fall '24 orders and a lower proportion of Fall '24 orders shipping in Q3, compared to prior year
- **DTC: down LSD%** (DTC B&M up MSD%, DTC.com down high-teens%)
- The company had 169 stores (152 outlets, 17 branded) exiting Q3'24 vs. 159 stores (141 outlet, 18 branded) exiting Q3'23
- In addition, the Company operated 42 temporary clearance locations exiting Q3'24 vs. 36 temporary clearance locations exiting Q3'23

LAAP

- **Japan: up MSD%** (up LDD% c.c.), benefitting from strong international tourism **China: up mid-20%** (up mid-20% c.c.), aided by positive outdoor category trends
- **Korea: up LSD%** (up MSD% c.c.), as a greater portion of Fall '24 wholesale orders shipped in Q3, compared to prior year, partially offset by ongoing consumer demand headwinds
- **LAAP distributor: up mid-20%**

EMEA

- **Europe-direct: up LSD%** (up LSD% c.c.), with strong DTC growth, partially offset by a decline in wholesale, driven by later shipment of Fall '24 orders
- **EMEA distributor: up ~130%**, quarterly results are impacted by y/y differences in timing of shipments

Canada

- **-21%** (-19% c.c.), reflecting the impact of lower Fall '24 orders and a lower proportion of Fall '24 shipments in Q3

Q3'24 NET SALES OVERVIEW

Q3'24 NET SALES AND GROWTH VS. Q3'23

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

+1% (+1% c.c.)
$735M

FOOTWEAR:

-23% (-22% c.c.)
$197M

- Consumer demand for outdoor products remains challenged in the U.S., particularly in footwear

BRAND PERFORMANCE

Columbia
-1% (0% c.c.)
$800M

SOREL
-39% (-39% c.c.)
$74M

prAna
-7% (-7% c.c.)
$28M

MOUNTAIN HARDWEAR
+2% (+3% c.c.)
$30M

- Columbia declines reflect outdoor category softness in the U.S. and Canada, partially offset by strength internationally
- SOREL declines reflect lower Fall '24 wholesale orders, as well as soft consumer demand in DTC.com
- prAna declines reflect lower DTC.com demand
- Mountain Hardwear growth reflects DTC growth aided, in part, by promotional and inventory clearance activity

CHANNEL PERFORMANCE

WHOLESALE:

-9% (-9% c.c.)
$605M

DTC:

+2% (+2% c.c.)
$327M

- Wholesale declines driven by later shipments of lower Fall '24 orders
- DTC B&M +7%, DTC.com -12%

Q3’24 GROSS MARGIN BRIDGE

Q3’24 gross margin expanded 150 bps y/y to 50.2%


48.7%
50.2%
Q3'23
Channel Profitability
Channel & Region Mix
FX
Other
Q3'24

Tailwinds

- **Other:** includes benefit from lower inbound freight costs
- **Channel & Region Sales Mix:** favorable region and channel net sales mix shift

Headwinds

- **FX:** unfavorable effects from foreign currency hedge rates
- **Channel profitability:** reflects higher clearance and promotional activity, partially offset by favorable input costs and product mix

Q3'24 SG&A BRIDGE VS LAST YEAR

SG&A increased $9.6 million, or 3%


$351.6 M
$361.2 M
Q3'23
Omni-Channel
Incentive Comp
Demand Creation
Supply Chain
Other
Q3'24

Q3'24 SG&A expenses were 38.8% of net sales compared to 35.7% in Q3'23

Primary SG&A Expense Increases

- **Omni-channel:** higher DTC brick & mortar expenses related to new stores and temporary clearance locations, as well as store labor expense pressure
- **Incentive Compensation:** y/y changes in accrued incentive compensation

Primary SG&A Expense Reductions

- **Supply Chain:** lower expenses resulting from normalized inventory levels and supply chain optimization efforts
- **Demand Creation:** represents 5.7% of sales vs. 5.8% in Q3'23

BALANCE SHEET OVERVIEW

Balance Sheet as of September 30, 2024

Cash, Cash Equivalents, and Short-term Investments

$374M

Cash, cash equivalents and short-term investments totaled $373.9M, compared to $214.8M as of September 30, 2023.

Inventory

-10%

Inventories -10% y/y to $798.2M.

We continue to utilize our fleet of outlet stores and temporary clearance locations to profitably liquidate excess inventory, including PFAS inventory.

Older season inventories represent a manageable portion of our total inventory mix.



CAPITAL OVERVIEW

Q3'24 YTD Net Cash Flow Used in Operations

–$77M

Net cash flow used in operating activities was –$76.6M, compared to net cash flow provided by operating activities of $22.2M for the same period in 2023.

Q3'24 YTD Capital Expenditures

$42M

Capital expenditures totaled $41.7M, compared to $41.4M for the same period in 2023.

Q3'24 YTD Share Repurchases

$231M

The Company repurchased 2,916,970 shares of common stock for an aggregate of $230.9M, for an average price per share of $79.15.

Dividends

$0.30

Quarterly dividend ($0.30 per share) – paid on December 4, 2024, to shareholders of record on November 20, 2024.



2024 FINANCIAL OUTLOOK

The Company's 2024 and fourth quarter Financial Outlooks and the underlying assumptions are forward-looking in nature, and the forward-looking statements reflect our expectations as of October 30, 2024 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" above. These risks and uncertainties limit our ability to accurately forecast results.

	2024 Financial Outlook	Outlook compared to 2023
Net sales	**$3.31B to $3.38B** (prior $3.35B to $3.42B)	**-5.0% to -3.0%** (prior -4.0% to -2.0%)
Gross margin	**50.0% to 50.5%** (prior 50.0% to 50.2%)	**approximately 40 bps to 90 bps expansion** (prior approximately 40 bps to 60 bps expansion)
SG&A percent of net sales	**42.8% to 43.0%** (prior 42.4% to 43.0%)	**220 bps to 240 bps deleverage** (prior 180 bps to 240 bps deleverage)
Operating margin	**7.7% to 8.4%** (unchanged)	**120 bps to 50 bps deleverage** (prior 120 bps to 50 bps deleverage)
Operating income	**$257M to $284M** (prior $256M to $288M)	**-17% to -8%** (prior -17% to -7%)
Effective income tax rate	**24.0% to 25.0%** (unchanged)	**2023 effective tax rate of 22.9%**
Net Income	**$217M to $238M** (prior $215M to $239M)	**-14% to -5%** (prior -14% to -5%)
Diluted EPS	**$3.70 to $4.05** (prior $3.65 to $4.05)	**-10% to -1%** (prior -11% to -1%)

2024 FINANCIAL OUTLOOK ASSUMPTIONS

Net sales	Anticipated net sales declines primarily reflect:
	• Net sales declines are expected to be led by the SOREL brand down mid-20% and prAna down MSD%. Mountain Hardwear is expected to be up MSD% and the Columbia brand approximately flat to down modestly.
	• By region, a LDD% decline in Canada and a HSD% decline in the U.S. are expected to be partially offset by growth in LAAP and EMEA.
	• From a channel perspective, DTC is anticipated to grow LSD%, driven by DTC B&M growth, while DTC.com is expected to be down MSD%. Wholesale is anticipated to be down HSD%.
	  • DTC B&M sales growth includes the annualization of new stores opened in 2023, as well as the contribution from 11 net new stores in the U.S., 1 net new store in Canada, and 6 net new stores in Europe-direct markets planned for 2024.
	  • DTC B&M sales growth also includes the favorable net sales impact of temporary clearance locations.

Gross margin	Anticipated gross margin expansion primarily reflects: • lower inbound freight costs; and • a favorable channel and regional sales mix shift; partially offset by • lower channel profitability, primarily due to higher clearance and promotional activity; and • unfavorable FX hedging rates.
SG&A expenses	Anticipated SG&A expense growth includes: • higher omni-channel spend, including higher DTC expenses to support new stores and temporary clearance locations, as well as store labor expense pressure; and • higher incentive compensation expenses; partially offset by • lower supply chain costs, including the benefit of lower inventory levels and supply chain optimization efforts. Demand creation as a percent of net sales is anticipated to be ~5.9% of net sales, compared to 6.0% of net sales in 2023.
Operating income impacts	2024 gross profit and SG&A expenses include the expected benefit of approximately $90M in profit improvement, net of $3M to $4M in severance and related costs. This includes the benefits of our Profit Improvement Plan as well as the favorable mix impacts from normalized inventory levels.

2024 ASSUMPTIONS, Q4'24 OUTLOOK AND PRELIMINARY H1'25 COMMENTARY

Effective tax rate, interest income and share count	• The full year effective tax rate in our 2024 financial outlook is expected to be 24.0% to 25.0%. • Interest income, net is anticipated to be ~$30M . • The $3.70 to $4.05 diluted EPS range is based on estimated weighted average diluted shares outstanding of ~58.7M.
Foreign currency	• Foreign currency translation is expected to have a modestly unfavorable impact on full year net sales. • Foreign currency is expected to have an approximately $0.01 negative impact (prior $0.07) on diluted EPS, due to negative foreign currency transactional effects from hedging of inventory production, partially offset by favorable foreign currency translation impacts.
Operating cash flow and capital expenditures	• Operating cash flow is anticipated to be at least $300M (prior $350M). • Capital expenditures are planned to be between $60M and $70M (prior $60M to $80M).
Q4'24 outlook	• Net sales of $1,040M to $1,110M, representing a decline of approximately 2% to growth of approximately 5% compared to Q4'23. • Operating income of $123M to $151M, or 11.8% to 13.6% of net sales, compared to 10.7% for Q4'23. • Diluted EPS is expected to be $1.68 to $2.03, compared to $1.55 for Q4'23.
Preliminary H1'25 commentary	• Based on our Spring '25 orderbook, we are forecasting MSD% growth in wholesale net sales in H1'25. • This reflects growth across all regions, and in the Columbia, prAna and Mountain Hardwear brands.

ACCELERATE GROWTH STRATEGY

***ACCELERATE** is a consumer-centric growth strategy intended to elevate the Columbia brand to attract younger and more active consumers. It is a multi-year initiative centered around several consumer-centric shifts to our brand, product and marketplace strategies, as well as enhanced ways of working.*

Fuel Our Growth	ACCELERATE	Strengthen our Core
Deliver growth with new consumers *Bring new younger, active consumers into the brand*	**CONSUMER**	**Steward core consumer segments** *Continue to serve existing consumers with accessible outdoor essentials*
	BRAND **Elevate consumers' perception of the Columbia brand** *Refreshed creative strategy that brings Columbia's unique brand personality to life*	
Emphasize innovation and style	**PRODUCT** *Streamline assortment with fewer, more powerful collections with clear purpose.*	**Deliver durable high-value products**
Create elevated omni-channel brand experiences	**MARKETPLACE** *Activate brand and product strategies by elevating the position of the Columbia brand in the U.S. Marketplace*	**Maintain outlet and value-oriented wholesale distribution**
	MARKETING **Deliver integrated full-funnel marketing** *Higher and more efficient demand creation spending ,with more creative and immersive ways to experience the brand*	

PROFIT IMPROVEMENT

Operational Cost Savings

- Cost savings related to normalizing inventory levels
- Supply chain transformation
- Enterprise technology cost structure optimization

Organizational Cost Savings

- We completed a reduction-in-force primarily impacting U.S. corporate personnel

Operating Model Improvements

- Streamline decision-making to improve operating efficiency

Indirect Cost Savings

- Strategic sourcing and vendor rationalization on indirect, or non-inventory, spending

2024 Savings Target:

~$90M*

**net of $3M-$4M in severance and related costs*

2026 Savings Target:

$125M to $150M

APPENDIX



THIRD QUARTER 2024 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

	Three Months Ended September 30,					
(In millions, except percentage changes)	Reported Net Sales 2024	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2024[1]	Reported Net Sales 2023	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 571.3	$ —	$ 571.3	$ 635.4	(10)%	(10)%
Latin America and Asia Pacific	135.0	1.7	136.7	115.4	17%	18%
Europe, Middle East and Africa	141.8	0.5	142.3	129.4	10%	10%
Canada	83.7	1.9	85.6	105.5	(21)%	(19)%
Total	$ 931.8	$ 4.1	$ 935.9	$ 985.7	(5)%	(5)%
Brand Net Sales:						
Columbia	$ 799.7	$ 3.7	$ 803.4	$ 804.0	(1)%	—%
SOREL	73.9	0.2	74.1	122.1	(39)%	(39)%
prAna	28.6	—	28.6	30.7	(7)%	(7)%
Mountain Hardwear	29.6	0.2	29.8	28.9	2%	3%
Total	$ 931.8	$ 4.1	$ 935.9	$ 985.7	(5)%	(5)%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 735.4	$ 2.9	$ 738.3	$ 731.7	1%	1%
Footwear	196.4	1.2	197.6	254.0	(23)%	(22)%
Total	$ 931.8	$ 4.1	$ 935.9	$ 985.7	(5)%	(5)%
Channel Net Sales:						
Wholesale	$ 605.2	$ 2.3	$ 607.5	$ 664.3	(9)%	(9)%
DTC	326.6	1.8	328.4	321.4	2%	2%
Total	$ 931.8	$ 4.1	$ 935.9	$ 985.7	(5)%	(5)%

[1] Constant-currency net sales is a non-GAAP financial measure. See "References to Non-GAAP Financial Information" above for further information.

NINE MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash provided by (used in) operating activities to free cash flow
(Unaudited)

(In millions)	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Net cash provided by (used in) operating activities	$ (76.6)	$ 22.2
Capital expenditures	(41.7)	(41.4)
Free cash flow	$ (118.3)	$ (19.2)

Columbia | SOREL | MOUNTAIN HARDWEAR | prAna